UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2019
Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)

(801) 345-1000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.

At an event with outside parties on January 31, 2019, a representative of Nu Skin Enterprises, Inc. (the “Company”) inadvertently discussed an estimate of the Company’s revenue for the fiscal year ended December 31, 2018. The Company hereby estimates that its revenue for the fiscal year ended December 31, 2018 was approximately $2.68 billion. The Company will provide additional information and context when it releases its 2018 fourth-quarter and annual earnings results on February 13, 2019.

The Company’s results are preliminary and remain subject to the completion of the Company’s customary close and review procedures. Material adjustments may arise between the date of this Current Report on Form 8-K and the dates on which the Company announces its full 2018 annual results and files its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The information furnished pursuant to these Items 2.02 and 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Important Information Regarding Forward-Looking Statements: This report’s disclosure of estimated revenue for the fiscal year ended December 31, 2018 is a forward-looking statement within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and it represents the Company’s current expectations and beliefs. The forward-looking statement involves risks and uncertainties that could cause actual results and outcomes to differ materially from the forward-looking statement expressed herein, including the Company’s procedures and potential adjustments referenced above and other risks and uncertainties that are set forth in the documents the Company has filed with the Securities and Exchange Commission. The forward-looking statement sets forth the Company’s beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statement contained in this report to reflect any change except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ Mark H. Lawrence
Mark H. Lawrence Chief Financial Officer

Date:  February 1, 2019